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                                                                    EXHIBIT 23.7

        CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR FOR C. DANIEL NELSEN

Pursuant to Rule 438 of the Securities Act of 1933, I hereby consent to being named in the Form S-1 registration statement of Stratos Lightwave, Inc. as a person who is about to become a director of such company.

Dated:  June 7, 2000                        /s/ C. Daniel Nelsen
                                            ---------------------
                                            C. Daniel Nelsen